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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 22, 1999 relating to the financial statements, which appears in Western Gas Resources, Inc. Annual Report on Form 10-K for the year ended December 31, 1998.



                                        PriceWaterhouseCoopers

Denver, Colorado
January 24, 2000